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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                            INFORMATION REQUIRED IN
                                PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant   /X/

     Filed by a party other than the registrant   / /

     Check the appropriate box:

      / / Preliminary proxy statement

      /X/ Definitive proxy statement

      / / Definitive additional materials

      / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              FORD HOLDINGS, INC.
                (Name of registrant as specified in its charter)
                              FORD HOLDINGS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

      /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(i)(2).

      / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

        (1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------

        (2) Aggregate number of securities to which transactions applies:

            --------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
            0-11:

            --------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------

      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        (1) Amount previously paid:

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        (2) Form, schedule or registration statement no.:

            --------------------------------------------------------------

        (3) Filing party:

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        (4) Date filed:
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

                                      (LOGO)                   The American Road
FORD HOLDINGS, INC.                                     Dearborn, Michigan 48121

                                                                October 12, 1994

TO OUR STOCKHOLDERS:

The 1994 Annual Meeting of Stockholders of Ford Holdings, Inc. will be held at the offices of Ford Motor Company, World Headquarters, The American Road, Dearborn, Michigan, on Tuesday, November 22, 1994.

We urge you to read the Notice of Meeting and Proxy Statement so you may be informed about the business to come before the meeting.

At your earliest convenience, please sign and return the accompanying Proxy Card in the postage-paid envelope. To assure that your shares will be represented, we suggest that you sign and return the Proxy Card whether or not you plan to attend the meeting.

The Annual Meeting will start promptly at 1:00 P.M., Eastern Standard Time. Requests for admission tickets should be submitted in writing to the Secretary, Ford Holdings, Inc., The American Road, Room 1187, Dearborn, Michigan 48121.

                                                  /s/ JOHN M. DEVINE
                                                  John M. Devine
                                                  Chairman
                                                  of the Board

PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Ford Holdings, Inc., a Delaware corporation, will be held at the offices of Ford Motor Company, World Headquarters, The American Road, Dearborn, Michigan, on Tuesday, November 22, 1994, at 1:00 P.M., Eastern Standard Time, for the purpose of electing directors and to consider and take action upon a proposal to ratify the selection, by the Board of Directors, of Coopers & Lybrand L.L.P. as independent public accountants to audit the books of account and other corporate records of the Company for 1994 (designated as Proposal 1 in the accompanying Proxy Statement).

The determination of stockholders entitled to notice of and to vote at the meeting shall be made as of the close of business on September 26, 1994, the record date fixed by the Board of Directors for such purpose. The place and time of the meeting, set forth above, have been determined in accordance with the By-Laws of the Company.

                                             By Order of the Board of Directors,

                                                       /s/ JOHN M. RINTAMAKI
                                                       John M. Rintamaki
                                                           Secretary

October 12, 1994

                                                  FORD HOLDINGS, INC.
                                                  THE AMERICAN ROAD
PROXY STATEMENT         October 12, 1994          DEARBORN, MICHIGAN 48121

This Proxy Statement is furnished in connection with the solicitation, at the direction of the Board of Directors of the Company, of proxies to be used at the Annual Meeting of Stockholders to be held on November 22, 1994.

Holders of Flexible Rate Auction Preferred Stock (Exchange) ("Flexible Rate Preferred"), Series A Cumulative Preferred Stock ("Series A Preferred"), Series B Cumulative Preferred Stock ("Series B Preferred"), Series C Cumulative Preferred Stock ("Series C Preferred"), Series D Cumulative Preferred Stock ("Series D Preferred") and Common Stock of record at the close of business on September 26, 1994 will be entitled to vote at the meeting. On that date 8,000 shares of Flexible Rate Preferred, 2,861.0869 shares of Series A Preferred, 1,730.8577 shares of Series B Preferred, 2,000.8487 shares of Series C Preferred, 2,000 shares of Series D Preferred and 1,099 shares of Common Stock were issued and outstanding.

Under the Company's Certificate of Incorporation, holders of Flexible Rate Preferred, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred, voting together as a single class, are entitled to elect not less than 25% of the directors of the Company. On all matters other than the election of directors as to which stockholders generally have a vote, holders of Flexible Rate Preferred, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred have 25% of the voting power and holders of Common Stock have the remaining 75% of the voting power. Under the terms of a depositary agreement between the Company, Chemical Bank and holders of depositary shares representing Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred ("Depositary Shares"), holders of Depositary Shares are entitled to instruct Chemical Bank as to the voting of the shares of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred represented by such Depositary Shares. Each Depositary Share represents 1/4,000 of a share of its corresponding series of Preferred Stock.

The current Board of Directors consists of eight directors. Based on that number of directors, holders of Flexible Rate Preferred, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred are entitled to elect two directors. On matters other than the election of directors as to which stockholders generally have a vote, holders of Flexible Rate Preferred, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred are entitled to 0.0220779 votes, respectively, for each share of Flexible Rate Preferred, Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred.

Separate forms of proxy are being distributed to the holders of Common Stock, holders of Flexible Rate Preferred, and holders of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred. It is expected that this Proxy Statement and the applicable form of proxy will be mailed to stockholders beginning October 12, 1994. The form of proxy to be executed by holders of Common Stock contains the names of six nominees for director; the forms of proxy to be executed by holders of Flexible Rate Preferred, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred contain the names of two nominees for director. Shares represented by such proxies, unless previously revoked, will be voted at the meeting if the proxy is returned to the Company properly executed and in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. Each form of proxy permits a specification as to whether or not shares represented by that proxy are to be voted for the election of all the nominees for director named therein or are to be withheld from certain nominees.

The shares represented by a proxy will be voted or withheld from voting in accordance with the specification. IF NO SPECIFICATION IS INDICATED, SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR LISTED IN THE PROXY AND "FOR" PROPOSAL 1. Proxies may be revoked, at any time before they are exercised, by written notice to the Secretary or by voting in person at the meeting.

The votes required for the election of directors are as follows: (i) for the election of the two directors entitled to be elected by holders of Flexible Rate Preferred, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred, voting together as a single class, a plurality of the votes that could be cast by holders of Flexible Rate Preferred, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred who are present in person or represented by proxy at the meeting, and (ii) for the election of the six directors entitled to be elected by holders of Common Stock, a plurality of the votes that could be cast by holders of Common Stock who are present in person or represented by proxy at the meeting. The total number of votes that could be cast at the meeting is the sum of votes cast and abstentions. Broker nonvotes with respect to any matter are not considered "shares present" and will not affect the outcome of the vote on such matter.

Any stockholder proposal intended for inclusion in the proxy material for the 1995 Annual Meeting of Stockholders must be received by the Company by June 13, 1995.

The management knows of no other matter to be presented at the meeting which would be a proper subject for action by the stockholders of the Company. The By-Laws of the Company provide that no business other than that stated in the notice of meeting shall be transacted at any meeting of stockholders. If any other matter should be presented at the meeting upon which a vote properly may be taken, it is intended that shares represented by proxies in the applicable form will be voted with respect thereto in accordance with the judgment of the person or persons voting such shares.

ELECTION OF DIRECTORS

Eight directors are to be elected at the meeting, each to serve until the next annual meeting of stockholders and until the director's successor shall have been elected and shall have qualified. Holders of Flexible Rate Preferred, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred are entitled to elect two of the eight directors. Holders of Common Stock are entitled to elect six of the eight directors. It is intended that shares represented by proxies in the applicable form will be voted FOR THE ELECTION OF ALL OF THE NOMINEES LISTED THEREIN, UNLESS A CONTRARY DIRECTION IS INDICATED.

The Board of Directors met twice during 1993 and took action by means of written consent without a meeting on nine occasions over the year, in accordance with the General Corporation Law of the State of Delaware. Each of the nominees is a member of the present Board of Directors.

If some unexpected occurrence should make necessary, in the management's judgment, the substitution of some other person for any of the nominees, shares represented by proxies in the applicable form will be voted FOR SUCH OTHER PERSON AS THE MANAGEMENT MAY SELECT. Information concerning the nominees for election as directors is set forth below. Each nominee has furnished to the Company the information included with respect to beneficial ownership, as of September 15, 1994, of equity securities of the Company and the nominee's principal occupation. No nominee for director or executive officer beneficially owned shares of Flexible Rate Preferred, shares of Series A Preferred, shares of Series B Preferred, shares of Series C Preferred, shares of Series D Preferred, Depositary Shares or shares of Common Stock as of that date, except that Mr. Richardson owns 4,000 Depositary Shares, each representing 1/4,000 of a share of Series A Preferred.

Ford Motor Company and Ford Motor Credit Company (a wholly owned subsidiary of Ford Motor Company) together own all of the outstanding shares of Common Stock of the Company, with Ford Motor Company owning 604 shares (55% of the total outstanding Common Stock) and Ford Motor Credit Company owning 495 shares (45% of the total outstanding Common Stock). As a result, Ford Motor Company and Ford Motor Credit Company have the right to elect six of the eight directors. Ms. Acton and Messrs. Blood, Devine, Macdonald, McCammon and Whipple are officers and/or employees of Ford Motor Company. Messrs. McCammon and Whipple are directors of Ford Motor Credit Company. Ford Motor Company and Ford Motor Credit Company have requested the named individuals to serve as directors of the Company. The named individuals disclaim any beneficial ownership of the shares of Common Stock of the Company owned by Ford Motor Company and Ford Motor Credit Company.

For a description of business transactions between the Company and Ford Motor Company and the Company and Ford Motor Credit Company, please see Item 13 of the Company's Annual Report on Form 10-K for the year ended December 31, 1993 and
Note 16 to the Financial Statements included therein, which are incorporated herein by reference.

NOMINEES FOR ELECTION BY HOLDERS OF FLEXIBLE RATE PREFERRED, SERIES A PREFERRED, SERIES B PREFERRED, SERIES C PREFERRED AND SERIES D PREFERRED

Dean E. Richardson, 66, Retired Chairman of the Board, Manufacturers National Corporation and retired Chairman of the Executive Committee of Manufacturers National Bank of Detroit, Detroit, Michigan

Prior to his retirement in 1990, Mr. Richardson served in the above positions since 1973. He is a director of The Detroit Edison Company, Tecumseh Products Company and the Automobile Club of Michigan. Mr. Richardson received his bachelor of arts degree from Michigan State University and his law degree from the University of Michigan. He has been a director of the Company since 1989.

H. James Toffey, Jr., 63, Retired Managing Director, First Boston Inc., New York, New York

Mr. Toffey served as Managing Director of First Boston, Inc. from 1978 until his retirement in 1986 and as a member of its Board from 1984 to 1988. He is a director of Sterling Energy Corp. Mr. Toffey received his bachelor of arts degree from Dartmouth College. He has been a director of the Company since 1989.

NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK

Elizabeth S. Acton, 43, Vice President and Assistant Treasurer, Ford Holdings, Inc., Dearborn, Michigan

Ms. Acton joined Ford Motor Company in 1983 and has served in various positions with Ford's Treasurer's Office. In January, 1994, she was appointed Director, Banking, Portfolio Management and Investor Relations of Ford. Ms. Acton graduated from the

University of Minnesota and received an M.B.A. from Indiana University. She has been a director of the Company since September 27, 1994.

Wayland F. Blood, 64, Vice President, Ford Holdings, Inc., Dearborn, Michigan

Mr. Blood joined Ford Motor Company in 1962. He has served as a manager and supervisor in several areas of Finance Staff, Ford of Brazil, and Ford Motor Credit Company. In 1976, he was appointed Treasurer of Ford Credit, and in 1989 he was appointed Treasurer, Ford Financial Services Group. He is a director of Granite Savings Bank (formerly First Nationwide Bank). Mr. Blood received his undergraduate degree from Hamilton College and received an M.B.A. in international business and finance from Columbia University. He has been a director of the Company since May 1, 1993.

John M. Devine, 50, Chairman of the Board and Chief Executive Officer, Ford Holdings, Inc., Dearborn, Michigan

Mr. Devine joined Ford Motor Company in 1967 and has served in various positions with Ford's Finance Staff and Product Development Group, and with Ford of Europe and Ford Asia-Pacific. Mr. Devine was elected President and Chief Operating Officer of First Nationwide Bank in 1988 and he was elected Chairman of the Board and Chief Executive Officer of First Nationwide in 1991. In June of 1994 Mr. Devine was elected Vice President-Corporate Controller of Ford Motor Company and he was elected Group Vice President and Chief Financial Officer of Ford effective October 1, 1994. He is a director of Granite Savings Bank (formerly First Nationwide Bank). Mr. Devine graduated from Duquesne University and received an M.B.A. from the University of Michigan. He has been a director of the Company since September 27, 1994.

Malcolm S. Macdonald, 54, Vice President-Treasurer, Ford Holdings, Inc., Dearborn, Michigan

Mr. Macdonald joined the Finance Staff of Ford of Britain in 1959. He served in various positions with Ford's Finance Staff until he was appointed Treasurer of Ford's European Automotive Operations in 1974. He was elected an Assistant Treasurer of Ford Motor Company in 1981. Mr. Macdonald is a director of The Hertz Corporation. Mr. Macdonald graduated from South East Essex Technical College (England) and received an M.B.A. from Harvard Business School. He has been a director of the Company since 1989.

David N. McCammon, 59, Vice President, Ford Holdings, Inc., Dearborn, Michigan

Mr. McCammon joined Ford Motor Company in 1957. He served in various positions with Finance Staff and Ford Division until 1979, when he was elected a Vice President. Mr. McCammon was elected Vice President-Controller of Ford Motor Company in

1984 and Vice President-Finance and Treasurer in 1987. He is a director of The Hertz Corporation. Mr. McCammon graduated from the University of Nebraska and received an M.B.A. from Harvard Business School. He has been a director of the Company since 1989.

Kenneth Whipple, 60, President, Ford Holdings, Inc., Dearborn, Michigan

Mr. Whipple joined Ford Motor Company in 1958. He served in several managerial positions in Ford Division, Finance Staff, and Ford Motor Credit Company. In 1975, he was appointed Vice President-Finance of Ford Credit. He served as Executive Vice President-Diversified Operations, Ford Credit, from 1977 to 1980 and President, Ford Credit, from 1980 to 1984. He was elected a Vice President of Ford Motor Company in 1984 and served as Chairman of the Board of Ford of Europe from 1986 to 1988. In 1988, he was elected Executive Vice President, Ford Motor Company and President, Ford Financial Services Group. Mr. Whipple is a director of Granite Savings Bank (formerly First Nationwide Bank), CMS Energy Corporation and Consumers Power Company. Mr. Whipple is a graduate of Massachusetts Institute of Technology. He has been a director of the Company since 1989.

          ------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of holdings and transactions in the Company's Flexible Rate Preferred, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Based on Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers with respect to the Company's fiscal year ending December 31, 1993 were complied with except that Dean E. Richardson had one late report of one transaction.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has not established any standing audit, nominating or compensation committee of the Board, or any committee performing similar functions.

COMPENSATION OF DIRECTORS

Each director who is not an employee of Ford Motor Company or another affiliate of the Company is paid an annual fee of $15,000. In 1993, Messrs. Richardson and Toffey each received annual fees of $15,000. None of the other nominees for director received an annual fee in 1993.

COMPENSATION OF EXECUTIVE OFFICERS

All of the executive officers of the Company are employees of Ford Motor Company. None receives compensation from the Company for services rendered as an officer or director of the Company. The Company has no compensation or benefit plans covering its executive officers or employees. Under arrangements between the Company and Ford Motor Company, the Company compensates Ford or other appropriate Ford affiliates for services provided to the Company or performed on its behalf by employees of Ford Motor Company or its affiliates, including the services of the executive officers of the Company. None of the executive officers of the Company receives any additional compensation from Ford Motor Company or any of its affiliates for services rendered on behalf of the Company although officers of the Company receive reimbursement for travel and related expenses reasonably incurred in connection with their services on behalf of the Company. Further information regarding these arrangements is provided in Items 11 and 13 of the Company's Annual Report on Form 10-K for the year ended December 31, 1993 and Note 16 to the Financial Statements included therein, which are incorporated herein by reference.

- --------------------------------------------------------------------------------

PROPOSAL 1

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Coopers & Lybrand L.L.P. to audit the books of account and other corporate records of the Company for the year 1994. This firm has audited the Company's books since 1989 and is considered to be well qualified.

For 1993, the Company paid Coopers & Lybrand L.L.P., its principal independent public accountants, $117,433 for audit and nonaudit services.

The Board of Directors' selection of Coopers & Lybrand L.L.P. as independent public accountants is being submitted for ratification by the Company's stockholders at the Annual Meeting.

Accordingly, the Company will present to the meeting the following resolution:

"RESOLVED: That the selection, by the Board of Directors, of Coopers & Lybrand L.L.P. as independent public accountants to audit the books of account and other corporate records of the Company for 1994 be and hereby is ratified."

Adoption of this proposal requires approval by a majority of the votes that could be cast by stockholders who are present in person or by proxy at the meeting, computed in the case of each share as described in the third and fourth paragraphs on page 1 of this Proxy Statement.

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

Spaces are provided in the accompanying form of proxy for specifying approval, disapproval or abstention as to this proposal, which is identified as Proposal
1. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

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INFORMATION FURNISHED TO STOCKHOLDERS AND OTHER MATTERS

The Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 1994, including financial statements, and certain Supplemental Information accompany this Proxy Statement. A complete list of the stockholders of record entitled to vote at the Annual Meeting will be open and available for examination by any stockholder, for any purpose germane to the meeting, between 9:00 A.M. and 5:00 P.M. at the Office of the Secretary, Ford Holdings, Inc., Room 1187, World Headquarters, The American Road, Dearborn, Michigan, for ten days prior to the meeting.

EXPENSES OF SOLICITATION

The cost of soliciting the proxies covered by this Proxy Statement will be borne by the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy material to principals and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by directors and by officers and other regular employees of the Company.

INCORPORATION OF OTHER DOCUMENTS

This Proxy Statement incorporates by reference Items 10, 11 and 13 of the Company's Annual Report on Form 10-K for the year ended December 31, 1993 and
Note 16 to the Financial Statements included therein.

                                             By Order of the Board of Directors,

                                                       /s/ JOHN M. RINTAMAKI
                                                       John M. Rintamaki
                                                           Secretary

October 12, 1994

                            [RECYCLED PAPER LOGO]


                         [PRINTED WITH SOY INK LOGO]

                                 [FORD LOGO]


PROXY                        FORD HOLDINGS, INC.


                       PROXY SOLICITED ON BEHALF OF THE
          BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS


        The undersigned hereby appoints JOHN M. RINTAMAKI and LOUIS J. GHILARDI, and each of them, proxies, with full power of substitution, to vote all shares of SERIES A CUMULATIVE PREFERRED STOCK, SERIES B CUMULATIVE PREFERRED STOCK, SERIES C CUMULATIVE PREFERRED STOCK AND/OR SERIES D CUMULATIVE PREFERRED STOCK which the undersigned is entitled to vote on all matters, unless the contrary is indicated below, which may come before the Annual Meeting of Stockholders of Ford Holdings, Inc., to be held at the offices of Ford Motor Company, World Headquarters Building, The American Road, Dearborn, Michigan, at 1:00 P.M., Eastern Standard Time, on November 22, 1994, and any adjournment thereof.

        THE PROXIES SHALL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED HEREIN. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXIES SHALL VOTE THE SHARES (A) "FOR" THE ELECTION AS DIRECTORS OF BOTH OF THE NOMINEES LISTED BELOW AND NAMED IN THE PROXY STATEMENT OR ANY OTHER PERSON SELECTED BY MANAGEMENT IN SUBSTITUTION FOR EITHER OR BOTH OF THE NOMINEES AND
(B) "FOR" PROPOSAL 1, WHICH IS SET FORTH IN THE PROXY STATEMENT.



                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


                                                                                                                Please mark
                                                                                                          [ X ]  your votes
                                                                                                                  as this


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND FOR PROPOSAL 1.

Election of two directors: DEAN E. RICHARDSON AND H. JAMES TOFFEY, JR.          PROPOSAL 1: Ratification of Selection of
                                                                                Independent Public Accountants.

     FOR                WITHHELD           WITHHELD FOR THE FOLLOWING ONLY,
BOTH NOMINEES       FOR BOTH NOMINEES      WRITE NAME BELOW:                         FOR       AGAINST     ABSTAIN
     [ ]                  [ ]              _________________________________         [ ]         [ ]         [ ]


                                                                                Please Sign ________________________________
                                                                                Dated: _______________________________, 1994

                                                                                Please sign, date and return promptly. Executors,
                                                                                administrators, trustees, guardians, attorneys and
                                                                                corporate officers should add their title.


                             FORD HOLDINGS, INC.


                                    PROXY


                       PROXY SOLICITED ON BEHALF OF THE
          BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS


        The undersigned hereby appoints JOHN M. RINTAMAKI and LOUIS J. GHILARDI, and each of them, proxies, with full power of substitution, to vote all shares of FLEXIBLE RATE AUCTION PREFERRED STOCK (EXCHANGE) which the undersigned is entitled to vote on all matters, unless the contrary is indicated below, which may come before the Annual Meeting of Stockholders of Ford Holdings, Inc., to be held at the offices of Ford Motor Company, World Headquarters Building, The American Road, Dearborn, Michigan, at 1:00 P.M., Eastern Standard Time, on November 22, 1994, and any adjournment thereof.

        THE PROXIES SHALL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED HEREIN. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXIES SHALL VOTE THE SHARES (A) "FOR" THE ELECTION AS DIRECTORS OF BOTH OF THE NOMINEES LISTED BELOW AND NAMED IN THE PROXY STATEMENT OR ANY OTHER PERSON SELECTED BY MANAGEMENT IN SUBSTITUTION FOR EITHER OR BOTH OF THE NOMINEES AND
(B) "FOR" PROPOSAL 1, WHICH IS SET FORTH IN THE PROXY STATEMENT.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND FOR PROPOSAL 1.
______________________________________________________________________________

Election of two directors: DEAN E. RICHARDSON AND H. JAMES TOFFEY, JR.

FOR both nominees    WITHHELD for both nominees     WITHHELD for the following
                                                    only, write name below:

      _____                    _____                __________________________

______________________________________________________________________________

Proposal 1: Ratification of Selection of Independent
            Public Accountants.

                      FOR         AGAINST        ABSTAIN

                     _____         _____          _____

______________________________________________________________________________


Please Sign _____________________________ Dated: _______________, 1994

Please sign, date and return promptly. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their title.